Exhibit 10.1

SECOND AMENDMENT OF EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT OF EMPLOYMENT AGREEMENT (this “Second Amendment”) is made and entered into as of February 6, 2018, by and between First Bancorp (the “Company”) and Richard H. Moore (the “Employee”) to amend that certain Employment Agreement by and between the Company and Employee, dated August 28, 2012 and as amended on March 9, 2017.

RECITALS:

A.       The Company and Employee entered into the Employment Agreement;

B.       The Company and Employee amended the Employment Agreement pursuant to a First Amendment of Employment Agreement, dated March 9, 2017 (the “First Amendment”); and

C.       The Company and Employee desire to further amend the Employment Agreement as provided in this Second Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations set forth herein, the Company and Employee do hereby agree as follows:

1.       Amendment of Employment Agreement.

Section 3.3 of the Employment Agreement, as amended previously by the First Amendment, is hereby amended and restated as follows:

3.3       Long-Term Incentive. Employee shall be entitled to long-term incentive awards of restricted stock of up to 100% of his Base Salary annually which shall be granted at the discretion of the Committee.

2.       Amendment is Part of Employment Agreement. The terms of this Second Amendment shall be considered to be a part of and included in the Employment Agreement, as if the terms of this Second Amendment were set forth in the Employment Agreement. Except as specifically amended hereby, the provisions of the Employment Agreement, as amended by the First Amendment, remain in full force and effect without modification.

[Signatures Follow Next Page.]

IN WITNESS WHEREOF, the Company and Employee have executed this Second Amendment of Employment Agreement as of the date first above-written.

COMPANY:

FIRST BANCORP

By:	/s/ Michael G. Mayer
Michael G. Mayer, President

EMPLOYEE:

/s/ Richard H. Moore
Richard H. Moore

2